                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-07489
                                                     ---------

                      Oppenheimer International Growth Fund
                      -------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                      Date of fiscal year end: November 30
                                               -----------

                       Date of reporting period: 2/29/2012
                                                 ---------

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

                                                                SHARES          VALUE
                                                              -----------  ---------------
COMMON STOCKS--96.4%
CONSUMER DISCRETIONARY--14.0%
AUTOMOBILES--0.9%
Bayerische Motoren Werke (BMW) AG                                 607,222  $    56,169,125
DIVERSIFIED CONSUMER SERVICES--1.6%
Benesse Holdings, Inc.                                            987,082       45,292,359
Dignity plc(1)                                                  2,939,086       38,738,629
MegaStudy Co. Ltd.                                                112,054       11,548,706
Zee Learn Ltd.(2)                                                 938,095          270,479
                                                                           ---------------
                                                                                95,850,173

HOTELS, RESTAURANTS & LEISURE--2.2%
Carnival Corp.                                                    639,220       19,361,974
Domino's Pizza UK & IRL plc                                     5,581,740       39,417,964
William Hill plc                                               21,359,137       76,285,059
                                                                           ---------------
                                                                               135,064,997

HOUSEHOLD DURABLES--0.7%
SEB SA                                                            510,273       42,761,826
INTERNET & CATALOG RETAIL--0.2%
Yoox SpA(2)                                                       795,352       11,370,043
LEISURE EQUIPMENT & PRODUCTS--0.2%
Nintendo Co. Ltd.                                                 105,219       15,396,249
MEDIA--1.2%
Grupo Televisa SA, Sponsored GDR                                1,017,630       21,706,048
SES, FDR                                                        1,224,000       29,524,528
Zee Entertainment Enterprises Ltd.                              8,197,109       21,145,954
                                                                           ---------------
                                                                                72,376,530

MULTILINE RETAIL--0.7%
Pinault-Printemps-Redoute SA                                      247,880       42,140,062
SPECIALTY RETAIL--1.9%
Hennes & Mauritz AB, Cl. B                                        644,251       23,153,622
Industria de Diseno Textil SA                                     981,241       90,609,680
                                                                           ---------------
                                                                               113,763,302

TEXTILES, APPAREL & LUXURY GOODS--4.4%
Burberry Group plc                                              2,806,584       63,045,223
Compagnie Financiere Richemont SA, Cl. A                          512,780       31,485,497
Luxottica Group SpA                                             1,528,087       54,713,884
LVMH Moet Hennessy Louis Vuitton SA                               373,150       62,789,902
Swatch Group AG (The), Cl. B                                      126,492       57,352,734
                                                                           ---------------
                                                                               269,387,240

CONSUMER STAPLES--10.6%
BEVERAGES--3.7%
C&C Group plc                                                  14,230,401       69,485,491
Diageo plc                                                      3,074,118       73,529,804
Heineken NV                                                       464,210       24,509,902
Pernod-Ricard SA                                                  601,622       62,247,814
                                                                           ---------------
                                                                               229,773,011

FOOD & STAPLES RETAILING--1.7%
Shoppers Drug Mart Corp.                                        1,714,485       72,828,141

                   1 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

                                                                SHARES          VALUE
                                                              -----------  ---------------
FOOD & STAPLES RETAILING CONTINUED
Woolworths Ltd.                                                 1,078,918  $    29,096,525
                                                                           ---------------
                                                                               101,924,666

FOOD PRODUCTS--4.0%
Aryzta AG                                                       1,451,526       72,038,817
Barry Callebaut AG                                                 76,423       74,843,349
Nestle SA                                                         639,913       39,114,832
Unilever plc                                                    1,763,341       56,975,175
                                                                           ---------------
                                                                               242,972,173

HOUSEHOLD PRODUCTS--0.9%
Reckitt Benckiser Group plc                                       988,608       54,732,187
PERSONAL PRODUCTS--0.3%
L'Oreal SA                                                        188,483       21,498,081
ENERGY--4.2%
ENERGY EQUIPMENT & SERVICES--2.3%
Saipem SpA                                                        876,236       44,326,629
Schoeller-Bleckmann Oilfield Equipment AG                         343,901       31,064,627
Technip SA                                                        562,202       61,367,489
                                                                           ---------------
                                                                               136,758,745

OIL, GAS & CONSUMABLE FUELS--1.9%
BG Group plc                                                    4,062,097       98,065,993
Cairn Energy plc(2)                                             2,921,995       16,000,361
Tsakos Energy Navigation Ltd.                                     564,760        3,625,759
                                                                           ---------------
                                                                               117,692,113

FINANCIALS--3.6%
CAPITAL MARKETS--2.4%
BinckBank NV                                                    3,717,550       41,455,799
ICAP plc                                                       13,377,793       81,895,300
Tullett Prebon plc                                              4,448,497       22,696,124
                                                                           ---------------
                                                                               146,047,223

COMMERCIAL BANKS--0.3%
ICICI Bank Ltd., Sponsored ADR                                    500,950       18,184,485
INSURANCE--0.8%
Prudential plc                                                  4,263,491       48,326,980
THRIFTS & MORTGAGE FINANCE--0.1%
Housing Development Finance Corp. Ltd.                            772,602       10,377,852
HEALTH CARE--8.4%
BIOTECHNOLOGY--2.5%
CSL Ltd.                                                        2,089,800       73,222,803
Grifols SA(2)                                                   3,582,366       74,455,634
Grifols SA, Cl. B(2)                                              322,183        4,554,294
Marshall Edwards, Inc.(2,3)                                       438,619          381,599
Marshall Edwards, Inc., Legend Shares(2,3)                         55,000           47,850
                                                                           ---------------
                                                                               152,662,180

HEALTH CARE EQUIPMENT & SUPPLIES--3.1%
DiaSorin SpA                                                      458,148       13,428,623
Essilor International SA                                          648,756       51,652,933
Smith & Nephew plc                                              2,162,599       21,261,990

                   2 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

                                                                SHARES          VALUE
                                                              -----------  ---------------
HEALTH CARE EQUIPMENT & SUPPLIES CONTINUED
Sonova Holding AG                                                 395,788  $    44,185,463
Straumann Holding AG                                               57,877        9,173,828
William Demant Holding AS(2)                                      534,871       49,649,340
                                                                           ---------------
                                                                               189,352,177

HEALTH CARE PROVIDERS & SERVICES--1.0%
Sonic Healthcare Ltd.                                           4,890,694       62,850,306
HEALTH CARE TECHNOLOGY--0.0%
Ortivus AB, Cl. A(1,2)                                             29,828           43,276
Ortivus AB, Cl. B(1,2)                                          1,883,694          799,961
                                                                           ---------------
                                                                                   843,237

LIFE SCIENCES TOOLS & SERVICES--0.0%
Tyrian Diagnostics Ltd.(1,2)                                  119,498,536          128,157
PHARMACEUTICALS--1.8%
BTG plc(2)                                                      2,809,645       15,809,785
Novogen Ltd.(1,2)                                               8,330,223          809,839
Oxagen Ltd.(2,3)                                                  214,287           10,321
Roche Holding AG                                                  518,011       90,180,980
                                                                           ---------------
                                                                               106,810,925

INDUSTRIALS--27.8%
AEROSPACE & DEFENSE--2.0%
Embraer SA                                                      8,166,646       61,110,148
European Aeronautic Defense & Space Co.                         1,629,193       59,180,830
                                                                           ---------------
                                                                               120,290,978

COMMERCIAL SERVICES & SUPPLIES--3.4%
Aggreko plc                                                     2,257,310       79,471,619
De La Rue plc                                                   1,955,196       29,627,481
Edenred                                                         1,473,580       39,323,999
Prosegur Compania de Seguridad SA                               1,234,560       62,009,262
                                                                           ---------------
                                                                               210,432,361

CONSTRUCTION & ENGINEERING--3.1%
Koninklijke Boskalis Westminster NV                             1,426,774       54,650,740
Leighton Holdings Ltd.                                          1,752,090       47,369,402
Outotec OYJ                                                     1,082,872       66,393,681
Trevi Finanziaria Industriale SpA                               3,393,965       23,422,871
                                                                           ---------------
                                                                               191,836,694

ELECTRICAL EQUIPMENT--5.3%
ABB Ltd.                                                        3,394,375       69,485,824
Alstom                                                            357,830       15,417,707
Ceres Power Holdings plc(1,2)                                   8,537,984        1,348,110
Legrand SA                                                      1,667,380       60,534,660
Nidec Corp.                                                     1,251,785      118,264,347
Schneider Electric SA                                             834,460       56,710,550
                                                                           ---------------
                                                                               321,761,198

INDUSTRIAL CONGLOMERATES--1.0%
Siemens AG                                                        645,956       64,425,199

                   3 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

                                                                SHARES          VALUE
                                                              -----------  ---------------
MACHINERY--5.2%
Aalberts Industries NV(1)                                       6,020,688  $   121,844,774
Atlas Copco AB, Cl. A                                           1,900,242       49,568,034
Fanuc Ltd.                                                        251,000       45,481,978
Vallourec SA                                                      528,028       37,179,621
Weir Group plc (The)                                            1,837,900       61,577,164
                                                                           ---------------
                                                                               315,651,571

PROFESSIONAL SERVICES--3.1%
Capita Group plc                                                3,864,489       47,154,906
Experian plc                                                    9,452,260      142,179,386
                                                                           ---------------
                                                                               189,334,292

TRADING COMPANIES & DISTRIBUTORS--4.0%
Brenntag AG                                                       629,365       73,369,178
Bunzl plc                                                       7,140,970      109,287,810
Wolseley plc                                                    1,627,990       63,091,152
                                                                           ---------------
                                                                               245,748,140

TRANSPORTATION INFRASTRUCTURE--0.7%
Koninklijke Vopak NV                                              772,191       43,106,402
INFORMATION TECHNOLOGY--17.5%
COMMUNICATIONS EQUIPMENT--2.5%
High Tech Computer Corp.                                        2,200,000       48,746,173
Telefonaktiebolaget LM Ericsson, B Shares                      10,345,217      103,893,071
                                                                           ---------------
                                                                               152,639,244

COMPUTERS & PERIPHERALS--0.9%
Gemalto NV                                                      1,007,220       57,548,336
ELECTRONIC EQUIPMENT & INSTRUMENTS--4.7%
Canon, Inc.                                                     1,281,560       58,016,248
Hoya Corp.                                                      3,583,910       83,414,414
Ibiden Co. Ltd.                                                   537,983       12,872,004
Keyence Corp.                                                     226,201       59,325,936
Nippon Electric Glass Co. Ltd.                                  1,575,475       14,729,499
Omron Corp.                                                       702,318       15,551,389
Phoenix Mecano AG(1)                                               71,151       43,215,955
                                                                           ---------------
                                                                               287,125,445

INTERNET SOFTWARE & SERVICES--1.9%
eAccess Ltd.                                                       33,662        8,406,183
Telecity Group plc(2)                                           5,216,345       57,218,968
United Internet AG                                              2,550,734       49,242,100
                                                                           ---------------
                                                                               114,867,251

IT SERVICES--0.3%
Infosys Ltd.                                                      360,672       21,112,691
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.9%
ARM Holdings plc                                                5,889,450       53,359,028
SOFTWARE--6.3%
Aveva Group plc                                                 1,029,876       28,066,079
Compugroup Medical AG                                             849,049       12,035,867
Dassault Systemes SA                                              829,180       68,846,089
Sage Group plc (The)                                            8,143,740       40,240,632
SAP AG                                                          2,309,845      155,870,992

                   4 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

                                                                SHARES          VALUE
                                                              -----------  ---------------
SOFTWARE CONTINUED
Temenos Group AG(1,2)                                           4,190,198  $    82,210,694
                                                                           ---------------
                                                                               387,270,353

MATERIALS--6.4%
CHEMICALS--2.6%
Filtrona plc(1)                                                11,878,925       85,041,144
Orica Ltd.                                                      1,110,500       32,228,939
Sika AG                                                            18,419       40,107,693
                                                                           ---------------
                                                                               157,377,776

CONSTRUCTION MATERIALS--1.2%
James Hardie Industries SE, CDI                                 9,730,000       75,624,527
METALS & MINING--2.6%
Impala Platinum Holdings Ltd.                                   2,299,329       50,869,466
Rio Tinto plc                                                      24,980        1,424,295
Rio Tinto plc, Sponsored ADR                                      903,730       51,449,349
Vale SA, A Shares, Preference                                   2,143,200       53,154,106
Vale SA, Sponsored ADR, Preference                                 59,180        1,454,644
                                                                           ---------------
                                                                               158,351,860

TELECOMMUNICATION SERVICES--3.9%
DIVERSIFIED TELECOMMUNICATION SERVICES--3.9%
BT Group plc                                                   46,563,082      159,264,734
Inmarsat plc                                                    3,008,820       22,956,984
Vivendi SA                                                      2,769,607       59,482,087
                                                                           ---------------
                                                                               241,703,805
                                                                           ---------------
Total Common Stocks (Cost $4,726,420,688)                                    5,904,781,196

PREFERRED STOCKS--0.2%
Ceres, Inc.:
Cv., Series C(1,2,3)                                              600,000        2,512,800
Cv., Series C-1(1,2,3)                                             64,547          270,323
Cv., Series D(1,2,3)                                              459,800        1,925,642
Cv., Series F(1,2,3)                                            1,900,000        7,957,200
                                                                           ---------------
Total Preferred Stocks (Cost $17,766,988)                                       12,665,965

                                                                 UNITS
                                                              -----------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Ceres, Inc. Wts., Strike Price $19.50, Exp. 9/6/15(1,2,3)         380,000           61,142
Marshall Edwards, Inc., Legend Shares Wts., Strike
 Price $3.60, Exp. 8/6/12(2,3)                                     55,000                6
Tyrian Diagnostics Ltd. Rts., Strike Price 0.012AUD,
 Exp. 12/20/13(1,2)                                            11,949,853            6,408
                                                                           ---------------
Total Rights, Warrants and Certificates (Cost $0)                                   67,556

                                                                 SHARES
                                                              -----------
INVESTMENT COMPANY--3.1%
Oppenheimer Institutional Money Market Fund, Cl. E,
 0.21% (1,4) (Cost $187,329,139)                              187,329,139      187,329,139

                   5 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

                                                                                VALUE
                                                                           ---------------
TOTAL INVESTMENTS, AT VALUE (COST $4,931,516,815)                    99.7% $ 6,104,843,856
OTHER ASSETS NET OF LIABILITIES                                       0.3       19,632,570
                                                              -----------  ---------------
NET ASSETS                                                          100.0% $ 6,124,476,426
                                                              ===========  ===============

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

AUD             Australian Dollar

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 29, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                       SHARES/UNITS        GROSS       GROSS         SHARES/UNITS
                                                     NOVEMBER 30, 2011   ADDITIONS   REDUCTIONS   FEBRUARY 29, 2012
                                                     -----------------  -----------  -----------  -----------------
Aalberts Industries NV                                       5,414,769      605,919            -          6,020,688
Ceres, Inc., Cv., Series C                                     600,000            -            -            600,000
Ceres, Inc., Cv., Series C-1                                    64,547            -            -             64,547
Ceres, Inc., Cv., Series D                                     459,800            -            -            459,800
Ceres, Inc., Cv., Series F                                   1,900,000            -            -          1,900,000
Ceres, Inc.Wts., Strike Price $19.50, Exp. 9/6/15              380,000            -            -            380,000
Ceres Power Holdings plc                                     8,205,534      332,450            -          8,537,984
Dignity plc                                                  2,485,107      453,979            -          2,939,086
Filtrona plc                                                11,102,284      776,641            -         11,878,925
Novogen Ltd.                                                 7,639,623      690,600            -          8,330,223
Oppenheimer Institutional Money Market Fund, Cl.E          299,665,280  599,358,969  711,695,110        187,329,139
Ortivus AB, Cl. A                                                    -       29,828            -             29,828
Ortivus AB, Cl. B                                            1,659,273      224,421            -          1,883,694
Phoenix Mecano AG                                               63,930        7,221            -             71,151
Temenos Group AG                                             3,768,499      421,699            -          4,190,198
Tyrian Diagnostics Ltd.                                    119,498,536            -            -        119,498,536
Tyrian Diagnostics Ltd. Rts., Strike Price
 0.012AUD, Exp. 12/20/13                                    11,949,853            -            -         11,949,853

                                                                         VALUE        INCOME
                                                                    ---------------  ----------
Aalberts Industries NV                                              $   121,844,774  $        -
Ceres, Inc., Cv., Series C                                                2,512,800           -
Ceres, Inc., Cv., Series C-1                                                270,323           -
Ceres, Inc., Cv., Series D                                                1,925,642           -
Ceres, Inc., Cv., Series F                                                7,957,200           -
Ceres, Inc.Wts., Strike Price $19.50, Exp. 9/6/15                            61,142           -
Ceres Power Holdings plc                                                  1,348,110           -
Dignity plc                                                              38,738,629           -
Filtrona plc                                                             85,041,144           -
Novogen Ltd.                                                                809,839           -
Oppenheimer Institutional Money Market Fund, Cl.E                       187,329,139     159,595
Ortivus AB, Cl. A                                                            43,276           -
Ortivus AB, Cl. B                                                           799,961           -
Phoenix Mecano AG                                                        43,215,955           -
Temenos Group AG                                                         82,210,694           -
Tyrian Diagnostics Ltd.                                                     128,157           -
Tyrian Diagnostics Ltd. Rts., Strike Price 0.012AUD, Exp. 12/20/13            6,408           -
                                                                    ---------------  ----------
                                                                    $   574,243,193  $  159,595
                                                                    ===============  ==========

2. Non-income producing security.

                   6 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

3. Restricted security. The aggregate value of restricted securities as of February 29, 2012 was $13,166,883, which represents 0.21% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                                          UNREALIZED
                                                           ACQUISITION                                   APPRECIATION
                       SECURITY                               DATE             COST           VALUE     (DEPRECIATION)
-------------------------------------------------------  ---------------  --------------  ------------  --------------
Ceres, Inc., Cv., Series C                                        1/6/99  $    2,400,000  $  2,512,800  $      112,800
Ceres, Inc., Cv., Series C-1                              2/6/01-3/21/06         258,188       270,323          12,135
Ceres, Inc., Cv., Series D                                3/15/01-3/9/06       2,758,800     1,925,642        (833,158)
Ceres, Inc., Cv., Series F                                        9/5/07      12,350,000     7,957,200      (4,392,800)
Ceres, Inc. Wts., Strike Price $19.50, Exp. 9/6/15                9/5/07               -        61,142          61,142
Marshall Edwards, Inc.                                   5/6/02-12/15/11      12,310,957       381,599     (11,929,358)
Marshall Edwards, Inc., Legend Shares                             8/3/07       1,614,333        47,850      (1,566,483)
Marshall Edwards, Inc., Legend Shares Wts., Strike
 Price $3.60, Exp. 8/6/12                                         8/3/07               -             6               6
Oxagen Ltd.                                                     12/20/00       2,210,700        10,321      (2,200,379)
                                                                          --------------  ------------  --------------
                                                                          $   33,902,978  $ 13,166,883  $  (20,736,095)
                                                                          ==============  ============  ==============

4. Rate shown is the 7-day yield as of February 29, 2012.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

      1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

      2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

      3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of February 29, 2012 based on valuation input level:

                                                                           LEVEL 3--
                                        LEVEL 1--         LEVEL 2--       SIGNIFICANT
                                       UNADJUSTED     OTHER SIGNIFICANT  UNOBSERVABLE
                                      QUOTED PRICES   OBSERVABLE INPUTS     INPUTS          VALUE
                                    ----------------  -----------------  ------------  ----------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
  Consumer Discretionary            $    762,752,981  $      91,526,566  $         --  $     854,279,547
  Consumer Staples                       621,803,593         29,096,525            --        650,900,118
  Energy                                 254,450,858                 --            --        254,450,858
  Financials                             212,558,688         10,377,852            --        222,936,540
  Health Care                            375,705,863        136,930,798        10,321        512,646,982
  Industrials                          1,655,217,433         47,369,402            --      1,702,586,835
  Information Technology                 991,191,480         82,730,868            --      1,073,922,348
  Materials                              232,631,231        158,722,932            --        391,354,163
  Telecommunication Services             241,703,805                 --            --        241,703,805
Preferred Stocks                                  --                 --    12,665,965         12,665,965
Rights, Warrants and Certificates                 --              6,408        61,148             67,556
Investment Company                       187,329,139                 --            --        187,329,139
                                    ----------------  -----------------  ------------  -----------------
Total Investments, at Value            5,535,345,071        556,761,351    12,737,434      6,104,843,856

                   7 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)


OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts               --             25,148            --             25,148
                                    ----------------  -----------------  ------------  -----------------
Total Assets                        $  5,535,345,071  $     556,786,499  $ 12,737,434  $   6,104,869,004
                                    ----------------  -----------------  ------------  -----------------

LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:

Foreign currency exchange contracts $             --  $         (43,808) $         --  $         (43,808)
                                    ----------------  -----------------  ------------  -----------------
Total Liabilities                   $             --  $         (43,808) $         --  $         (43,808)
                                    ----------------  -----------------  ------------  -----------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 1, Level 2 and Level 3. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                                TRANSFERS INTO      TRANSFERS OUT OF    TRANSFERS INTO    TRANSFERS OUT OF     TRANSFERS INTO
                                  LEVEL 1                LEVEL 1          LEVEL 2              LEVEL 2              LEVEL 3
                              -------------------  -------------------  ---------------  -------------------  ----------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
  Consumer Discretionary      $    319,922,955(a)  $             -     $           -     $  (319,922,955)(a)  $              -
  Energy                           183,226,173(a)                -                 -        (183,226,173)(a)                 -
  Financials                       119,416,936(a)                -                 -        (119,416,936)(a)                 -
  Health Care                       34,585,239(a)                -                 -         (34,585,239)(a)                 -
  Industrials                      989,467,699(a)                -                 -        (989,467,699)(a)                 -
  Information Technology           525,378,753(a)                -                 -        (525,378,753)(a)                 -
  Materials                         95,201,285(a)      (37,440,728)(b)    37,440,728(b)      (95,201,285)(a)                 -
  Telecommunication Services       194,833,456(a)                -                 -        (194,833,456)(a)                 -
Rights,Warrants and
 Certificates                                -                   -                 -                (215)(c)               215(c)
                              ----------------     ---------------      ------------     ---------------      ----------------
Total Assets                  $  2,462,032,496     $   (37,440,728)     $ 37,440,728     $(2,462,032,711)     $            215
                              ----------------     ---------------      ------------     ---------------      ----------------

a. Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

b. Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

c. Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

                   8 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                                                        VALUE        PERCENT
--------------------------------------------------------------------  ----------------  -------
United Kingdom                                                        $  1,544,496,706     25.3%
France                                                                     828,206,514     13.6
Switzerland                                                                653,395,666     10.7
Japan                                                                      476,750,606      7.8
Germany                                                                    411,112,461      6.7
Australia                                                                  298,586,023      4.9
The Netherlands                                                            285,567,617      4.7
Spain                                                                      231,628,870      3.8
United States                                                              219,847,675      3.6
Sweden                                                                     177,457,964      2.9
Italy                                                                      147,262,050      2.4
Ireland                                                                    145,110,018      2.4
Jersey, Channel Islands                                                    142,179,386      2.3
Brazil                                                                     115,718,898      1.9
Canada                                                                      72,828,141      1.2
India                                                                       71,091,461      1.2
Finland                                                                     66,393,681      1.1
South Africa                                                                50,869,466      0.8
Denmark                                                                     49,649,340      0.8
Taiwan                                                                      48,746,173      0.8
Austria                                                                     31,064,627      0.5
Mexico                                                                      21,706,048      0.3
Korea, Republic of South                                                    11,548,706      0.2
Bermuda                                                                      3,625,759      0.1
                                                                      ----------------  -------
Total                                                                  $ 6,104,843,856    100.0%
                                                                      ================  =======

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF FEBRUARY 29, 2012 ARE AS FOLLOWS:

                                                CONTRACT
                                                 AMOUNT      EXPIRATION                 UNREALIZED    UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION    BUY/SELL   (000'S)         DATE        VALUE      APPRECIATION  DEPRECIATION
-----------------------------------  --------  ----------  -------------  -----------  ------------  ------------
CITIGROUP
Euro (EUR)                               Buy   4,435  EUR         3/1/12  $ 5,908,687  $          -  $     38,491
JP MORGAN CHASE
Australian Dollar (AUD)                  Buy   7,633  AUD  3/1/12-3/2/12    8,185,610        23,149         5,317
STATE STREET
British Pound Sterling (GBP)            Sell   9,869  GBP         3/5/12   15,700,314         1,999             -
                                                                                       ------------  ------------
Total unrealized appreciation and
 depreciation                                                                          $     25,148  $     43,808
                                                                                       ============  ============

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market

                   9 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are

                   10 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

      COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

      CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

      EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

      FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

      INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

                   11 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

      COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of February 29, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $25,148, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

      CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended February 29, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $31,682,025 and $4,517,265, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

                   12 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

RESTRICTED SECURITIES

As of February 29, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 29, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities                $   4,969,488,589
                                              =================

Gross unrealized appreciation                 $   1,361,920,173
Gross unrealized depreciation                      (226,585,928)
                                              -----------------
Net unrealized appreciation                   $   1,135,334,245
                                              =================

                   13 | Oppenheimer International Growth Fund

ITEM 2. CONTROLS AND PROCEDURES.

      (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/29/2012, the
            registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Growth Fund

By: /s/ William F.Glavin, Jr.
    ---------------------------
    William F.Glavin, Jr.
    Principal Executive Officer

Date: 4/10/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin, Jr.
    ---------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 4/10/2012

By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 4/10/2012